UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021

SPRAGUE RESOURCES LP

(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 International Drive

Portsmouth, NH 03801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 225-1560

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SRLP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On April 20, 2021, Sprague Resources LP, a Delaware limited partnership (the “Partnership”), issued a press release announcing that a subsidiary of Axel Johnson Inc. has entered into an agreement to sell to Hartree Partners, LP the general partner interest, the incentive distribution rights and all of the limited partner interests that such subsidiary owns in the Partnership.

A copy of the press release is attached as Exhibit 99.1 to this report and incorporated into this Item 7.01 by reference.

The information contained in this Current Report on Form 8-K (including the Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Additionally, the information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT	DESCRIPTION
99.1	Sprague Resources Press Release dated April 20, 2021.
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCES LP

By:	Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel, Chief Compliance Officer & Secretary

Dated: April 20, 2021